SmartTrust 607

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Tax Free Income Trust, Series 45 no longer includes shares of Nuveen Intermediate Duration Quality Municipal Term Fund (NASDAQ: NIQ).

Supplement Dated: June 30, 2023